[photo of waterfall]

                                                     Annual Report July 31, 2000

Oppenheimer
Cash Reserves



                                                   [logo]OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Our shorter average maturity enabled us to respond to changing conditions without additional risk.
We were able to find attractive yields in asset-backed securities.


     Contents

1    President's Letter

3    An Interview
     with Your Fund's
     Manager

6    Financial
     Statements

20   Independent
     Auditors' Report

21   Federal
     Income Tax
     Information

22   Officers and
     Trustees


Current Yield*
For the 7-Day Period
Ended 7/31/00

Class A
With        Without
Compounding Compounding
-----------------------
5.64%       5.49%

Class B
With        Without
Compounding Compounding
-----------------------
5.06%       4.94%

Class C
With        Without
Compounding Compounding
-----------------------
5.05%       4.93%

*See Notes on page 5 for further details.

PRESIDENT'S LETTER

[photo]
James C. Swain
Chairman
Oppenheimer
Cash Reserves

Bridget A. Macaskill
President
Oppenheimer
Cash Reserves


Dear Shareholder,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.
   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000, in an attempt to forestall inflationary pressures.
   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.
   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully

1 | OPPENHEIMER CASH RESERVES

PRESIDENT'S LETTER



designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.
   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.
   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ James C. Swain           /s/ Bridget A. Macaskill
James C. Swain               Bridget A. Macaskill
August 21, 2000





These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

2 | OPPENHEIMER CASH RESERVES

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q How has the Fund performed over the past year?

A. Oppenheimer Cash Reserves, which invests in certificates of deposit, letters of credit, commercial paper, U.S. government securities and other money-market instruments, produced an annualized yield of 4.98% for Class A shares, and an annualized yield including the effects of compounding of 5.10% for Class A shares, for the fiscal year. The Fund's seven-day and compounded seven-day yields on July 31, 2000, for Class A shares were 5.49% and 5.64%, respectively.1 While the Fund is managed to emphasize liquidity and safety, these returns were generally higher than those reported six months ago, due primarily to higher short-term interest rates during the second half of the period.

What economic factors affected the portfolio?

A series of short-term interest-rate hikes initiated by the Federal Reserve Board (the Fed) marked the fiscal year that ended July 31, 2000. Prompted by ongoing inflation concerns, Fed Chairman Alan Greenspan took a gradual approach to slowing an overheated domestic economy, raising rates by a quarter point on five occasions, then concluding with a more aggressive half-point increase. Although this measured course of action initially appeared to produce no tangible signs of cooling, reports toward the end of the period suggested a slight moderation in economic growth.

How did you manage the Fund in this environment?

In anticipation of these higher rates, we kept our average maturity considerably shorter than our benchmark, the imoneyNet (formerly IBC Financial) Tier 1 Money Market Fund Index. This enabled us to respond more effectively to changing conditions without incurring additional risk. However, because rates were rising at fairly frequent intervals, there was unprecedented demand for securities with shorter maturities. As supply came under pressure, spreads or differences in yields between our

1. See Notes on page 5 for further details.

3 | OPPENHEIMER CASH RESERVES

AN INTERVIEW WITH YOUR FUND'S MANAGER

investment universe and short-term U.S. Treasury securities narrowed significantly--limiting our investment options. In particular, the typically higher yields of floating-rate notes sank close to Treasury levels. Whereas we had favored these variable-rate vehicles in the past, they proved relatively unattractive throughout most of the year.
   Despite these obstacles, we were able to find attractive yields in a rapidly growing segment of the market known as asset-backed securities. These well-structured, short-term notes secured by high-quality assets offered on average a five-basis-point advantage over comparable corporate issues. All told, asset-backed securities comprised 10.6% of net assets at year end, constituting our largest area of concentration.2 We also emphasized compelling opportunities in fixed-rate commercial paper issued by high-quality financial-services companies, such as insurance companies, banks and brokerage firms.

What is your outlook for the economy and for the Fund?

Going forward, it's unclear whether the Federal Reserve will continue to pursue a tighter monetary policy. In our view, they will probably take a wait-and-see approach, keeping a close eye on stock market performance and consumer confidence. Although we have recently begun to purchase securities with 90 day maturities, we expect to maintain the weighted average maturity of the Fund between 30 and 45 days. Furthermore, we have a large percentage of the Fund's holdings maturing in the next few months; and, in the event of another rate hike, this should position us to capitalize on the ensuing income opportunity.
   In any event, we will continue to search for attractive yields, while prudently keeping your objectives of safety and liquidity foremost. This is part of our commitment to keep Oppenheimer Cash Reserves an important part of The Right Way to Invest.

2. Based on total market value of net assets.

4 | OPPENHEIMER CASH RESERVES

NOTES

In reviewing performance, please remember that past performance does not guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Compounded yields assume reinvestment of dividends.

The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.



5 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS  July 31, 2000

                                                          Principal          Value
                                                             Amount     See Note 1
==================================================================================
 Direct Bank Obligations--3.5%
----------------------------------------------------------------------------------
 Bank of America N.A.:
 6.66%, 10/13/00                                        $ 7,000,000    $ 7,000,000
----------------------------------------------------------------------------------
 Canadian Imperial Bank of Commerce:
 6.66%, 10/18/00                                         12,000,000     12,000,000
                                                                       -----------
 Total Direct Bank Obligations                                          19,000,000

==================================================================================
 Letters of Credit--14.4%
----------------------------------------------------------------------------------
 Abbey National plc, guaranteeing commercial
 paper of Abbey National North America:
 6.52%, 10/24/00                                          7,800,000      7,681,336
----------------------------------------------------------------------------------
 ABN Amro Bank NV, guaranteeing commercial
 paper of LaSalle Bank NA:
 6.78%, 8/30/00                                          15,000,000     15,000,000
----------------------------------------------------------------------------------
 Barclays Bank plc, guaranteeing commercial
 paper of Banco del Istmo SA:
 6.60%, 10/10/00                                         10,000,000      9,871,667
----------------------------------------------------------------------------------
 Credit Local de France, guaranteeing commercial
 paper of Dexia CLF Finance Co.:
 6.59%, 9/13/001                                         10,000,000      9,921,286
----------------------------------------------------------------------------------
 Credit Suisse First Boston, guaranteeing commercial
 paper of Credit Suisse First Boston, Inc.:
 6.60%, 9/15/001                                          5,000,000      4,958,750
----------------------------------------------------------------------------------
 First Union Corp., guaranteeing commercial
 paper of First Union National Bank:
 6.62%, 5/17/01(2)                                       10,000,000     10,000,000
----------------------------------------------------------------------------------
 Keycorp, guaranteeing commercial paper of Key Bank NA:
 6.62%, 5/11/01(2)                                       10,000,000      9,998,449
----------------------------------------------------------------------------------
 Societe Generale, guaranteeing commercial
 paper of Societe Generale North America:
 6.60%, 9/8/00                                           10,000,000      9,930,334
                                                                       -----------
 Total Letters of Credit                                                77,361,822

==================================================================================
 Short-Term Notes--81.3%
----------------------------------------------------------------------------------
 Aerospace/Defense--2.4%
 Honeywell International, Inc.:
 6.63%, 11/13/00                                         13,000,000     12,751,007
----------------------------------------------------------------------------------
 Asset-Backed--10.6% AriesOne Metafolio Corp.:
 6.58%, 8/8/00(1)                                         9,000,000      8,988,502
----------------------------------------------------------------------------------
 Asset Backed Capital Finance, Inc.:
 6.63%, 9/11/00(1)                                        5,000,000      4,962,246
----------------------------------------------------------------------------------
 Breeds Hill Capital Co. LLC, Series A:
 6.64%, 9/18/00(1)                                        8,000,000      7,929,173
----------------------------------------------------------------------------------
 Moriarty Ltd.:
 6.57%, 10/20/00(1)                                      10,000,000      9,854,000



6 | OPPENHEIMER CASH RESERVES

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Asset-Backed Continued
 Scaldis Capital LLC:
 6.62%, 9/14/00(1)                                      $ 8,000,000    $ 7,935,271
----------------------------------------------------------------------------------
 Sigma Finance, Inc.:
 6.60%, 8/30/00(1)                                        3,000,000      2,984,050
 6.65%, 10/2/00(1)                                        5,000,000      4,942,736
 6.68%, 9/1/00(1)                                         3,500,000      3,479,867
----------------------------------------------------------------------------------
 VVR Funding LLC:
 6.63%, 8/4/00(1)                                         6,000,000      5,996,710
                                                                       -----------
                                                                        57,072,555

----------------------------------------------------------------------------------
 Automotive--2.2%
 DaimlerChrysler NA Holdings:
 6.61%, 11/20/00                                         12,000,000     11,755,430
----------------------------------------------------------------------------------
 Banks--2.2%
 Wells Fargo Co.:
 6.52%, 10/23/00                                         12,000,000     11,819,613
----------------------------------------------------------------------------------
 Beverages--1.8%
 Coca-Cola Enterprises, Inc.:
 6.52%, 10/17/00(1)                                      10,000,000      9,860,544
----------------------------------------------------------------------------------
 Broker/Dealers--10.9%
 Banc of America Securities LLC:
 6.887%, 8/1/00(2)                                       15,000,000     15,000,000
----------------------------------------------------------------------------------
 Bear Stearns Cos., Inc.:
 6.679%, 2/14/01(2)                                       8,000,000      8,000,000
----------------------------------------------------------------------------------
 Goldman Sachs Group LP:
 6.90%, 12/4/00                                           4,000,000      4,000,000
----------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.:
 6.60%, 7/5/01(2)                                        13,000,000     12,995,171
----------------------------------------------------------------------------------
 Morgan Stanley, Dean Witter & Co.:
 6.59%, 9/11/00                                           3,000,000      2,977,484
 6.688%, 6/8/01(2)                                        3,700,000      3,700,000
----------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.:
 6.50%, 8/3/00                                           12,000,000     11,995,667
                                                                       -----------
                                                                        58,668,322

----------------------------------------------------------------------------------
 Commercial Finance--7.0%
 CIT Group, Inc.:
 6.63%, 10/25/00                                         13,000,000     12,796,496
----------------------------------------------------------------------------------
 Countrywide Home Loans, Series H:
 6.70%, 5/21/01(2)                                       13,000,000     12,998,980
----------------------------------------------------------------------------------
 Homeside Lending, Inc.:
 6.52%, 8/11/00                                          12,000,000     11,978,267
                                                                       -----------
                                                                        37,773,743


7 | OPPENHEIMER CASH RESERVES

STATEMENT OF INVESTMENTS  Continued

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Consumer Services--3.2%
 Block Financial Corp.:
 6.57%, 8/29/00(1)                                      $ 6,000,000    $ 5,969,340
 6.58%, 8/18/00(1)                                        7,000,000      6,978,249
----------------------------------------------------------------------------------
 Prudential Funding Corp.:
 6.66%, 8/30/00                                           4,500,000      4,475,858
                                                                       -----------
                                                                        17,423,447

----------------------------------------------------------------------------------
 Diversified Financial--12.7%
 Associates Corp. of North America:
 6.65%, 8/1/00                                           23,620,000     23,620,000
----------------------------------------------------------------------------------
 Ford Motor Credit Co.:
 6.52%, 8/9/00                                           10,000,000      9,985,511
----------------------------------------------------------------------------------
 GE Capital International Funding, Inc.:
 6.62%, 10/11/00(1)                                      10,000,000      9,869,439
----------------------------------------------------------------------------------
 General Electric Capital Corp.:
 6.68%, 8/30/00                                           3,000,000      2,983,857
----------------------------------------------------------------------------------
 National Rural Utilities Cooperative Finance Corp.:
 6.66%, 8/17/00                                          12,000,000     11,964,480
----------------------------------------------------------------------------------
 Textron Financial Corp.:
 6.55%, 10/4/00                                          10,000,000      9,883,556
                                                                       -----------
                                                                        68,306,843

----------------------------------------------------------------------------------
 Electric Utilities--2.2%
 Ameren Corp.:
 6.53%, 8/24/00                                          12,000,000     11,949,860
----------------------------------------------------------------------------------
 Insurance--12.0%
 Aegon Funding Corp.:
 6.59%, 9/8/00(1)                                         5,000,000      4,965,167
 6.62%, 12/7/00(1)                                        5,000,000      4,882,311
----------------------------------------------------------------------------------
 AIG Life Insurance Co.:
 6.645%, 5/31/01(2,3)                                     7,000,000      7,000,000
----------------------------------------------------------------------------------
 Cooperative Assn. of Tractor Dealers, Inc., Series A:
 6.63%, 9/15/00                                           3,000,000      2,975,138
 6.64%, 9/11/00                                           5,000,000      4,962,189
----------------------------------------------------------------------------------
 Metropolitan Life Insurance Co.:
 6.895%, 8/1/00(2)                                       13,000,000     13,000,000
----------------------------------------------------------------------------------
 Pacific Life Insurance Co.:
 6.661%, 8/1/00(2,3)                                      5,000,000      5,000,000
----------------------------------------------------------------------------------
 Prudential Life Insurance Co.:
 6.78%, 10/2/00(2)                                       10,000,000     10,000,000
----------------------------------------------------------------------------------
 Teachers Insurance & Annuity Assn. of America:
 6.62%, 8/1/00(1)                                        12,000,000     12,000,000
                                                                       -----------
                                                                        64,784,805

8 | OPPENHEIMER CASH RESERVES

                                                          Principal          Value
                                                             Amount     See Note 1
----------------------------------------------------------------------------------
 Leasing & Factoring--2.4%
 American Honda Finance Corp.:
 6.613%, 2/16/01(2,4)                                   $13,000,000   $ 12,997,915
----------------------------------------------------------------------------------
 Manufacturing--2.4%
 Eaton Corp.:
 6.50%, 8/3/00(1)                                         5,000,000      4,998,194
 6.70%, 11/8/00(1)                                        8,000,000      7,852,600
                                                                      ------------
                                                                        12,850,794

----------------------------------------------------------------------------------
 Special Purpose Financial--2.2%
 Forrestal Funding Master Trust, Series 1999-A:
 6.60%, 8/11/00(4)                                        5,000,000      4,990,833
----------------------------------------------------------------------------------
 KZH-KMS Corp.:
 6.54%, 8/16/00(1)                                        7,150,000      7,130,516
                                                                      ------------
                                                                        12,121,349

----------------------------------------------------------------------------------
 Telecommunications: Technology--5.2%
 Alcatel SA:
 6.57%, 8/7/00(1)                                         5,000,000      4,994,525
 6.60%, 9/7/00(1)                                         5,000,000      4,966,083
----------------------------------------------------------------------------------
 SBC Communications, Inc.:
 6.55%, 8/3/00(1)                                         5,000,000      4,998,181
----------------------------------------------------------------------------------
 Vodafone Air Touch plc-MTC:
 6.57%, 8/14/00(1)                                       13,000,000     12,969,158
                                                                      ------------
                                                                        27,927,947

----------------------------------------------------------------------------------
 Telephone Utilities--1.9%
 AT&T Corp.:
 6.752%, 7/13/01(1,2)                                    10,000,000     10,000,000
                                                                      ------------
 Total Short-Term Notes                                                438,064,174
----------------------------------------------------------------------------------
 Total Investments, at Value                                   99.2%   534,425,996
----------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                0.8      4,499,528
                                                        --------------------------
 Net Assets                                                   100.0%  $538,925,524
                                                        ==========================


Footnotes to Statement of Investments

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.
1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $184,386,898, or 34.21% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $12,000,000, or 2.23% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,988,748 or 3.34% of the Fund's net assets as of July 31, 2000.


See accompanying Notes to Financial Statements.

9 | OPPENHEIMER CASH RESERVES

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2000

==================================================================================
 Assets

 Investments, at value--see accompanying statement                    $534,425,996
----------------------------------------------------------------------------------
 Cash                                                                      350,761
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     17,945,341
 Interest                                                                1,033,970
 Other                                                                     244,092
                                                                      ------------
 Total assets                                                          554,000,160

==================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                 14,275,838
 Dividends                                                                 614,392
 Transfer and shareholder servicing agent fees                              50,432
 Distribution and service plan fees                                         50,218
 Other                                                                      83,756
                                                                      ------------
 Total liabilities                                                      15,074,636

--================================================================================
 Net Assets                                                           $538,925,524
                                                                      ============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                     $ 538,920,814
----------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                    4,710
                                                                     -------------
 Net Assets                                                           $538,925,524
                                                                     =============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $317,198,388 and 317,254,344 shares of
 beneficial interest outstanding)                                            $1.00
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $172,345,401 and 172,340,768 shares of beneficial interest
 outstanding)                                                                $1.00
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,381,735 and 49,380,372 shares of beneficial interest
 outstanding)                                                                $1.00


See accompanying Notes to Financial Statements.


10 | OPPENHEIMER CASH RESERVES

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2000

==================================================================================
 Investment Income

 Interest                                                              $36,116,352


==================================================================================
 Expenses
 Management fees                                                         2,880,791
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   612,817
 Class B                                                                 1,696,419
 Class C                                                                   447,175
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                           1,639,463
----------------------------------------------------------------------------------
 Shareholder reports                                                       180,646
----------------------------------------------------------------------------------
 Registration and filing fees                                               90,981
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                22,861
----------------------------------------------------------------------------------
 Trustees' compensation                                                      1,475
----------------------------------------------------------------------------------
 Other                                                                     342,182
                                                                       -----------
 Total expenses                                                          7,914,810
 Less expenses paid indirectly                                              (6,141)
                                                                       -----------
 Net expenses                                                            7,908,669

==================================================================================
 Net Investment Income                                                  28,207,683

==================================================================================
 Net Realized Gain on Investments                                            4,319

==================================================================================
 Net Increase in Net Assets Resulting from Operations                  $28,212,002


See accompanying Notes to Financial Statements.


11 | OPPENHEIMER CASH RESERVES

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended July 31,                                           2000           1999
==================================================================================
 Operations

 Net investment income                                 $ 28,207,683   $ 17,971,444
----------------------------------------------------------------------------------
 Net realized gain                                            4,319          5,386
                                                       ---------------------------
 Net increase in net assets resulting from operations    28,212,002     17,976,830

==================================================================================
 Dividends and/or Distributions to Shareholders

 Class A                                                (15,670,808)   (10,360,549)
 Class B                                                 (9,902,934)    (6,243,315)
 Class C                                                 (2,633,941)    (1,367,580)

==================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                 52,564,154     54,152,037
 Class B                                                (31,737,646)   124,074,884
 Class C                                                   (226,153)    31,505,887

==================================================================================
 Net Assets

 Total increase                                          20,604,674    209,738,194
----------------------------------------------------------------------------------
 Beginning of period                                    518,320,850    308,582,656
                                                       ---------------------------
 End of period                                         $538,925,524   $518,320,850
                                                       ===========================

See accompanying Notes to Financial Statements.


12 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS

                                                                                                  Year         Year
                                                                                                 Ended        Ended
                                                                                              July 31,     Dec. 31,
 Class A                                         2000       1999       1998          1997      1996(1)         1995
===================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period           $1.00      $1.00      $1.00         $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain          .05        .04        .04           .04          .03          .05
 Dividends and/or distributions
 to shareholders                                 (.05)      (.04)      (.04)         (.04)        (.03)        (.05)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $1.00      $1.00      $1.00         $1.00        $1.00        $1.00
                                             ======================================================================

===================================================================================================================
 Total Return(2)                                 5.10%      4.30%      4.61%         4.41%        2.68%        4.84%

===================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)    $317,198   $264,632   $210,477      $172,970     $170,031     $148,529
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $312,440   $245,622   $186,795      $179,948     $149,889     $105,349
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                           5.00%      4.22%      4.48%         4.33%        4.47%        4.71%
 Expenses                                        1.06%      1.10%      1.28%(4)      1.29%(4)     1.06%(4)     1.36%(4)


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.



13 | OPPENHEIMER CASH RESERVES

FINANCIAL HIGHLIGHTS  Continued


                                                                                                  Year         Year
                                                                                                 Ended        Ended
                                                                                              July 31,     Dec. 31,
 Class B                                         2000       1999       1998          1997      1996(1)         1995
===================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period           $1.00      $1.00      $1.00         $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain          .04        .04        .04           .04          .02          .04
 Dividends and/or distributions
 to shareholders                                 (.04)      (.04)      (.04)         (.04)        (.02)        (.04)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $1.00      $1.00      $1.00         $1.00        $1.00        $1.00
                                             ======================================================================

===================================================================================================================
 Total Return(2)                                 4.52%      3.72%      3.98%         3.82%        2.35%        4.26%

===================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)    $172,345   $204,081    $80,005       $54,009      $85,573      $37,378
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $225,824   $170,068    $73,003       $67,333      $49,226      $35,360
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                           4.40%      3.67%      3.93%         3.78%        3.91%        4.15%
 Expenses                                        1.61%      1.65%      1.83%(4)      1.84%(4)     1.61%(4)     1.92%(4)


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


14 | OPPENHEIMER CASH RESERVES

                                                                                                  Year         Year
                                                                                                 Ended        Ended
                                                                                              July 31,     Dec. 31,
 Class C                                         2000       1999       1998          1997      1996(1)         1995
===================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period           $1.00      $1.00      $1.00         $1.00        $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain          .04        .04        .04           .04          .02          .04
 Dividends and/or distributions
 to shareholders                                 (.04)      (.04)      (.04)         (.04)        (.02)        (.04)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $1.00      $1.00      $1.00         $1.00        $1.00        $1.00
                                             ======================================================================

===================================================================================================================
Total Return(2)                                  4.52%      3.73%      3.99%         3.84%        2.35%        4.21%

===================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)     $49,382    $49,607    $18,101       $ 9,125      $11,717       $5,024
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $59,556    $37,244    $15,297       $10,930      $ 6,333       $6,040
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                           4.44%      3.67%      3.94%         3.78%        3.91%        4.12%
 Expenses                                        1.61%      1.65%      1.83%(4)      1.85%(4)     1.61%(4)     1.97%(4)



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Cash Reserves (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


16 | OPPENHEIMER CASH RESERVES

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                  Year Ended July 31, 2000       Year Ended July 31, 1999
                                   Shares           Amount          Shares         Amount
-----------------------------------------------------------------------------------------
 Class A
 Sold                       1,263,236,304   $ 1,263,236,304    815,693,381  $ 815,693,381
 Dividends and/or
 distributions reinvested      14,256,928        14,256,928      9,563,996      9,563,996
 Redeemed                  (1,224,929,078)   (1,224,929,078)  (771,105,340)  (771,105,340)
                           --------------------------------------------------------------
 Net increase                  52,564,154   $    52,564,154     54,152,037  $  54,152,037
                           ==============================================================
-----------------------------------------------------------------------------------------
 Class B
 Sold                         677,633,692   $   677,633,692    621,748,556  $ 621,748,556
 Dividends and/or
 distributions reinvested       8,397,959         8,397,959      5,154,276      5,154,276
 Redeemed                    (717,769,297)     (717,769,297)  (502,827,948)  (502,827,948)
                           --------------------------------------------------------------
 Net increase (decrease)      (31,737,646)  $   (31,737,646)   124,074,884  $ 124,074,884
                           ==============================================================
-----------------------------------------------------------------------------------------
 Class C
 Sold                         665,255,346   $   665,255,346    342,809,992  $ 342,809,992
 Dividends and/or
 distributions reinvested       2,260,243         2,260,243      1,147,452      1,147,452
 Redeemed                    (667,741,742)     (667,741,742)  (312,451,557)  (312,451,557)
                           --------------------------------------------------------------
 Net increase (decrease)         (226,153)  $      (226,153)    31,505,887  $  31,505,887
                           ==============================================================


================================================================================
3. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $250 million of average annual net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million, and 0.40% of net assets in excess of $1 billion. The Fund's management fee for the year ended July 31, 2000 was an annualized rate of 0.48%, before any waiver by the Manager if applicable.


17 | OPPENHEIMER CASH RESERVES

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
3. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
    Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                Commissions                        Commissions                       Commissions
                          on Class A Shares                  on Class B Shares                 on Class C Shares
 Year Ended         Advanced by Distributor(1)         Advanced by Distributor(1)        Advanced by Distributor(1)
-------------------------------------------------------------------------------------------------------------------
 July 31, 2000                           --                         $1,182,200                           $64,478

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                            Class B                           Class C
                        Contingent Deferred                Contingent Deferred               Contingent Deferred
                              Sales Charges                      Sales Charges                     Sales Charges
 Year Ended         Retained by Distributor            Retained by Distributor           Retained by Distributor
----------------------------------------------------------------------------------------------------------------
 July 31, 2000                     $217,971                           $730,451                           $21,157


    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.20% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.20% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $612,817, prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $109,502 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


18 | OPPENHEIMER CASH RESERVES

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                                     Distributor's
                                                                         Aggregate
                                                                      Unreimbursed
                                 Total Payments    Amount Retained        Expenses
                                     Under Plan     by Distributor      Under Plan
----------------------------------------------------------------------------------
 Class B Plan                        $1,696,419         $1,696,467             $--
 Class C Plan                           447,175            447,261              --


19 | OPPENHEIMER CASH RESERVES

INDEPENDENT AUDITORS' REPORT

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Cash Reserves:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Cash Reserves, including the statement of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the period January 1, 1995, to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Cash Reserves as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period January 1, 1995, to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP

Denver, Colorado
August 21, 2000


20 | OPPENHEIMER CASH RESERVES

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   None of the dividends paid by the Fund during the year ended July 31, 2000 are eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.





21 | OPPENHEIMER CASH RESERVES

OPPENHEIMER CASH RESERVES

================================================================================
Officers and Trustees        James C. Swain, Trustee and Chairman of the Board
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Avis, Trustee
                             George C. Bowen, Trustee
                             Jon S. Fossel, Trustee
                             Sam Freedman, Trustee
                             Raymond J. Kalinowski, Trustee
                             C. Howard Kast, Trustee
                             Robert M. Kirchner, Trustee
                             Andrew J. Donohue, Vice President and Secretary
                             Brian W. Wixted, Treasurer
                             Carol E. Wolf, Vice President
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Robert G. Zack, Assistant Secretary

================================================================================
 Investment Advisor          OppenheimerFunds, Inc.

================================================================================
 Distributor                 OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder    OppenheimerFunds Services
 Servicing Agent

================================================================================
 Custodian of                Citibank, N.A
 Portfolio Securities

================================================================================
 Independent Auditors        Deloitte & Touche LLP

================================================================================
 Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                             This is a copy of a report to shareholders of Oppenheimer Cash Reserves. For other material information concerning the Fund, see the Prospectus.

                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                             Oppenheimer funds are distributed by
                             OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203



                             (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.



22 | OPPENHEIMER CASH RESERVES

OPPENHEIMERFUNDS FAMILY

========================================================================================================
Global Equity
                        Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund

========================================================================================================
 Equity

                        Stock                                 Stock & Bond
                        Enterprise Fund(1)                    Main Street(R) Growth & Income Fund
                        Discovery Fund                        Quest Opportunity Value Fund
                        Main Street(R) Small Cap Fund         Total Return Fund
                        Quest Small Cap Value Fund            Quest Balanced Value Fund
                        MidCap Fund                           Capital Income Fund(2)
                        Capital Appreciation Fund             Multiple Strategies Fund
                        Growth Fund                           Disciplined Allocation Fund
                        Disciplined Value Fund                Convertible Securities Fund
                        Quest Value Fund
                        Trinity Growth Fund                   Specialty
                        Trinity Core Fund                     Real Asset Fund
                        Trinity Value Fund                    Gold & Special Minerals Fund

========================================================================================================
 Fixed Income

                        Taxable                               Municipal
                        International Bond Fund               California Municipal Fund(3)
                        World Bond Fund                       Main Street(R)California Municipal Fund(3)
                        High Yield Fund                       Florida Municipal Fund(3)
                        Champion Income Fund                  New Jersey Municipal Fund(3)
                        Strategic Income Fund                 New York Municipal Fund(3)
                        Bond Fund                             Pennsylvania Municipal Fund(3)
                        Senior Floating Rate Fund             Municipal Bond Fund
                        U.S. Government Trust                 Insured Municipal Fund
                        Limited-Term Government Fund          Intermediate Municipal Fund

                                                              Rochester Division
                                                              Rochester Fund Municipals
                                                              Limited Term New York Municipal Fund

========================================================================================================
 Money Market(4)

                        Money Market Fund                     Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


23 | OPPENHEIMER CASH RESERVES

                       THIS PAGE INTENTIONALLY LEFT BLANK.

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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RA0760.001.0700 September 29, 2000                     [logo]OppenheimerFunds(R)
                                                               Distributor, Inc.